UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 22, 2004

Lifestream Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-29058	82-0487965
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

510 Clearwater Loop, #101, Post Falls, ID 83854

(Address of Principal Executive Office) (Zip Code)

208-457-9409

(Registrant’s telephone number, including area code)

___________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events

Lifestream Technologies, Inc. has settled a lawsuit against Polymer Technology Systems, Inc., relating to Lifestream’s 716 Patent (HDL technology). The lawsuit was pending before the United States District Court for the District of Idaho (Civil Action No. CIV00-0300-N-MHW). The parties agreed to the settlement following the United States Court of Appeals for the Federal Circuit’s August 25, 2004 reversal of the District Court’s decision, and its remand to the District Court for further consideration. As part of the settlement of the parties’ claims against each other, Polymer has agreed to make certain royalty payments to Lifestream in connection with certain of Polymer’s future sale of products incorporating Lifestream’s 716 Patent.

Item 9.01.

Financial Statements and Exhibits

(a)

Financial Statements of Businesses Acquired.

None.

(b)

Pro Forma Financial Information.

None.

(c)

Exhibits.

99.1	Press Release dated November 22, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFESTREAM TECHNOLOGIES, INC.

Date: November 22, 2004	By:	/s/ EDWARD R. SIEMENS
Edward R. Siemens Chief Operating Officer

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